Treasury Portfolio

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/29/2016
File number :       811-02729
Series No.:                 2

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Institutional Class                      $    2,661
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Private Investment Class                 $       81
                               Personal Investment Class                $       27
                               Cash Management Class                    $    1,194
                               Reserve Class                            $        7
                               Resource Class                           $       60
                               Corporate Class                          $      465

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Institutional Class                      $   0.0004
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Private Investment Class                 $   0.0002
                               Personal Investment Class                $   0.0002
                               Cash Management Class                    $   0.0002
                               Reserve Class                            $   0.0002
                               Resource Class                           $   0.0002
                               Corporate Class                          $   0.0004

74U.                        1  Number of shares outstanding (000's Omitted)
                               Institutional Class                       6,273,197
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Private Investment Class                    464,637
                               Personal Investment Class                   147,212
                               Cash Management Class                     4,362,121
                               Reserve Class                                30,683
                               Resource Class                              331,783
                               Corporate Class                           1,174,473

74V.                        1  Net asset value per share (to nearest cent)
                               Institutional Class                      $     1.00
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Private Investment Class                 $     1.00
                               Personal Investment Class                $     1.00
                               Cash Management Class                    $     1.00
                               Reserve Class                            $     1.00
                               Resource Class                           $     1.00
                               Corporate Class                          $     1.00

Government TaxAdvantage Portfolio

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/29/2016
File number :       811-02729
Series No.:                 7

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Institutional Class                      $      43
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Private Investment Class                 $       1
                               Personal Investment Class                $       1
                               Cash Management Class                    $      15
                               Reserve Class                            $      13
                               Resource Class                           $       1
                               Corporate Class                          $       1

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Institutional Class                      $  0.0004
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Private Investment Class                 $  0.0003
                               Personal Investment Class                $  0.0003
                               Cash Management Class                    $  0.0003
                               Reserve Class                            $  0.0003
                               Resource Class                           $  0.0003
                               Corporate Class                          $  0.0004

74U.                        1  Number of shares outstanding (000's Omitted)
                               Institutional Class                         16,996
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Private Investment Class                     4,402
                               Personal Investment Class                    1,879
                               Cash Management Class                       45,605
                               Reserve Class                               68,865
                               Resource Class                               2,372
                               Corporate Class                                180

74V.                        1  Net asset value per share (to nearest cent)
                               Institutional Class                      $    1.00
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Private Investment Class                 $    1.00
                               Personal Investment Class                $    1.00
                               Cash Management Class                    $    1.00
                               Reserve Class                            $    1.00
                               Resource Class                           $    1.00
                               Corporate Class                          $    1.00

Government & Agency Portfolio

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/29/2016
File number :       811-02729
Series No.:                 8

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Institutional Class                      $    1,883
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Private Investment Class                 $      139
                               Personal Investment Class                $        4
                               Cash Management Class                    $       81
                               Reserve Class                            $       80
                               Resource Class                           $       21
                               Corporate Class                          $      262

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Institutional Class                      $   0.0005
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Private Investment Class                 $   0.0003
                               Personal Investment Class                $   0.0003
                               Cash Management Class                    $   0.0003
                               Reserve Class                            $   0.0003
                               Resource Class                           $   0.0003
                               Corporate Class                          $   0.0004

74U.                        1  Number of shares outstanding (000's Omitted)
                               Institutional Class                       3,295,834
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Private Investment Class                    503,958
                               Personal Investment Class                     8,943
                               Cash Management Class                       138,567
                               Reserve Class                               286,169
                               Resource Class                               60,152
                               Corporate Class                             714,862

74V.                        1  Net asset value per share (to nearest cent)
                               Institutional Class                      $     1.00
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Private Investment Class                 $     1.00
                               Personal Investment Class                $     1.00
                               Cash Management Class                    $     1.00
                               Reserve Class                            $     1.00
                               Resource Class                           $     1.00
                               Corporate Class                          $     1.00

Liquid Assets Portfolio

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/29/2016
File number :       811-02729
Series No.:                16

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Institutional Class                      $    21,603
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Private Investment Class                 $        35
                               Personal Investment Class                $        10
                               Cash Management Class                    $       306
                               Reserve Class                            $        18
                               Resource Class                           $         4
                               Corporate Class                          $     2,115

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Institutional Class                      $    0.0012
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Private Investment Class                 $    0.0002
                               Personal Investment Class                $    0.0001
                               Cash Management Class                    $    0.0008
                               Reserve Class                            $    0.0001
                               Resource Class                           $    0.0004
                               Corporate Class                          $    0.0011

74U.                        1  Number of shares outstanding (000's Omitted)
                               Institutional Class                       19,348,406
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Private Investment Class                     209,850
                               Personal Investment Class                     58,059
                               Cash Management Class                        236,098
                               Reserve Class                                130,741
                               Resource Class                                10,542
                               Corporate Class                            2,447,363

74V.                        1  Net asset value per share (to nearest cent)
                               Institutional Class                      $      1.00
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Private Investment Class                 $      1.00
                               Personal Investment Class                $      1.00
                               Cash Management Class                    $      1.00
                               Reserve Class                            $      1.00
                               Resource Class                           $      1.00
                               Corporate Class                          $      1.00

STIC Prime Portfolio

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/29/2016
File number :       811-02729
Series No.:                17

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Institutional Class                      $    1,761
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Private Investment Class                 $       80
                               Personal Investment Class                $       55
                               Cash Management Class                    $      302
                               Reserve Class                            $       22
                               Resource Class                           $       12
                               Corporate Class                          $       93

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Institutional Class                      $   0.0009
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Private Investment Class                 $   0.0005
                               Personal Investment Class                $   0.0005
                               Cash Management Class                    $   0.0007
                               Reserve Class                            $   0.0005
                               Resource Class                           $   0.0006
                               Corporate Class                          $   0.0008

74U.                        1  Number of shares outstanding (000's Omitted)
                               Institutional Class                       1,917,274
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Private Investment Class                    137,321
                               Personal Investment Class                    99,353
                               Cash Management Class                       396,499
                               Reserve Class                                26,622
                               Resource Class                               19,391
                               Corporate Class                             137,488

74V.                        1  Net asset value per share (to nearest cent)
                               Institutional Class                      $     1.00
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Private Investment Class                 $     1.00
                               Personal Investment Class                $     1.00
                               Cash Management Class                    $     1.00
                               Reserve Class                            $     1.00
                               Resource Class                           $     1.00
                               Corporate Class                          $     1.00

Tax-Free Cash Reserve Portfolio

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/29/2016
File number :       811-02729
Series No.:                18

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Institutional Class                      $     26
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Private Investment Class                 $      2
                               Personal Investment Class                $     --
                               Cash Management Class                    $      2
                               Reserve Class                            $      1
                               Resource Class                           $     --
                               Corporate Class                          $      1

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Institutional Class                      $ 0.0000
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Private Investment Class                 $ 0.0000
                               Personal Investment Class                $ 0.0000
                               Cash Management Class                    $ 0.0000
                               Reserve Class                            $ 0.0000
                               Resource Class                           $ 0.0000
                               Corporate Class                          $ 0.0000

74U.                        1  Number of shares outstanding (000's Omitted)
                               Institutional Class                       576,749
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Private Investment Class                   29,888
                               Personal Investment Class                   2,731
                               Cash Management Class                      42,440
                               Reserve Class                              30,176
                               Resource Class                              2,573
                               Corporate Class                             1,208

74V.                        1  Net asset value per share (to nearest cent)
                               Institutional Class                      $   1.00
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Private Investment Class                 $   1.00
                               Personal Investment Class                $   1.00
                               Cash Management Class                    $   1.00
                               Reserve Class                            $   1.00
                               Resource Class                           $   1.00
                               Corporate Class                          $   1.00